UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 23, 2009 (November 18, 2009)

 LANTRONIX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15353 Barranca Parkway
Irvine, California 92618
(Address of principal executive offices, including zip code)

(949) 453-3990
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On October 8, 2009, Lantronix, Inc. (the “Company”) filed a Definitive Proxy Statement on Schedule 14A (the “2009 Proxy Statement”) with the Securities and Exchange Commission relating to an annual meeting of our stockholders to be held on November 18, 2009. The purpose of the annual meeting was to vote on the following proposals: (1) to elect seven directors to serve until the 2010 Annual Meeting of Stockholders or until their successors are duly elected or appointed; (2) to authorize the Board of Directors of the Company (the “Board”) to implement, in its discretion, a reverse stock split of our outstanding shares of common stock with a range of one-third to one-sixth of a share for each outstanding share of common stock, and to file an amendment to our Certificate of Incorporation to effect such a reverse stock split; and (3) to ratify the appointment of McGladrey & Pullen, LLP as our independent registered public accountants for the fiscal year ending June 30, 2010.

The Board fixed the close of business on September 23, 2009 as the record date for identifying those stockholders entitled to notice of, and to vote, at the annual meeting. On October 9, 2009, the notice containing instructions on how to access our 2009 Proxy Statement and Annual Report on Form 10-K and vote online was first sent to stockholders. The notice also included instructions on how to receive a paper copy of the stockholder’s annual meeting materials, including the notice of annual meeting, 2009 Proxy Statement and proxy card.  On November 18, 2009, the Company conducted its annual meeting of stockholders and all proposals were approved.

On November 18, 2009, 56,561,232 shares were represented in person or by proxy at the meeting, which constituted a quorum. The results of the three proposals were as follows:

1. The following seven directors were elected to the Company’s Board:

Curt Brown
Bernhard Bruscha
Jerry D. Chase
Larry Sanders
Lewis Solomon
Howard T. Slayen
Thomas M. Wittenschlaeger

2. To authorize the Board to implement, in its discretion, a reverse stock split of our outstanding shares of common stock with a range of one-third to one-sixth of a share for each outstanding share of common stock, and to file an amendment to our Certificate of Incorporation to effect such a reverse stock split:

For: 55,553,590
Against: 934,697
Abstain: 72,945

Upon receiving stockholder approval, the Board was granted the discretion to determine the reverse split ratio of the number of shares of common stock between and including three and six, which will be combined, converted and exchanged into one share of common stock and to direct our officers to execute and file the amendment to our Certificate of Incorporation, which shall so specify such ratio, at any time before the first anniversary date of the 2009 Annual Meeting. Furthermore, pursuant to Section 242(c) of the Delaware General Corporation Law, the Board may elect to abandon such proposed amendment without further action by the stockholders.

The reverse stock split would become effective as of 5:00 p.m. Eastern time on the date of filing of the amendment to our Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Except as with respect to fractional shares, on the effective date of the reverse stock split, not less than three and not more than six shares, as applicable, of common stock issued and outstanding immediately prior that effective date will be, automatically and without any action on the part of the stockholders, combined, converted and changed into one share of common stock in accordance with the ratio of the reverse stock split determined by the Board within the limits set forth above.

3. To ratify the appointment of McGladrey & Pullen, LLP as our independent registered public accountants for the fiscal year ending June 30, 2010:

For: 56,163,251
Against: 196,611
Abstain: 201,370

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2009	LANTRONIX, INC., a Delaware corporation

By:	/s/ Jerry D. Chase
Jerry D. Chase President and Chief Executive Officer